MEMORANDUM OF INSTALLMENT SALE AGREEMENT

         THIS INSTRUMENT is a memorandum of the Installment Sale Agreement dated as of May 15, 1992 by and among PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT, a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic organized and existing under the provisions of the Pennsylvania Industrial and Commercial Development Authority Law, Act of August 23, 1967, P.L. 201, as amended, whose address is 123 South Broad Street, 22nd Floor, Philadelphia, Pennsylvania 19109, as SELLER, REFRIGERATED ENTERPRISES, INC., a Pennsylvania corporation, whose address is 777 Pattison Avenue, Philadelphia, Pennsylvania, as BUYER, and HOLT HAULING AND WAREHOUSING SYSTEM, INC., a Pennsylvania corporation, B.H. SOBELMAN & CO., INC., a Pennsylvania corporation, REFRIGERATED DISTRIBUTION CENTER, INC., a Pennsylvania corporation, OREGON AVENUE ENTERPRISES, INCORPORATED, a Pennsylvania corporation, HOLT CARGO SYSTEMS, INC., a Delaware corporation, THE RIVERFRONT DEVELOPMENT CORP., a New Jersey corporation, CRT, INC., a New Jersey corporation, TRIPLE SEVEN ICE,
INC., a Pennsylvania corporation, and 777 PATTISON AVE., INC., a Pennsylvania corporation, jointly and severally (each a "Guarantor" and collectively the "Guarantors").

        1. The name and address of the Seller set forth in said Installment Sale Agreement, the name and address of the Buyer set forth therein and the date thereof are all as set forth above. To assist in the financing of the Project Facilities (as such term is defined in the Installment Sale Agreement), Seller has entered into a Trust Indenture dated as of May 15, 1992 (the "Indenture") with Fidelity Bank, National Association, as trustee (the "Trustee"), pursuant to which the Seller is issuing its Revenue Bonds (Refrigerated Enterprises, Inc. Project), Series of 1992 (the "Bonds"). Pursuant to the Installment Sale Agreement, the Seller is selling the Project Facilities to the Buyer and the Buyer is purchasing such Project Facilities from Seller.

        2. The description of the Project Facilities set forth in said Installment Sale Agreement is summarized as follows:

                (a) that certain parcel of real property located at 777 Pattison Avenue, Philadelphia, Philadelphia County, Pennsylvania, as more fully described in Exhibit "A" attached hereto (and attached as Exhibit "A" to said Installment Sale Agreement); and

                (b) an approximately 132,500 square foot manufacturing facility located on said tract of land and any additional facilities which may be constructed or installed thereon during the term of said Installment Sale Agreement.

        3. The Bonds presently outstanding have a final maturity of December 1, 2019.


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        4. The Installment Sale Agreement shall be terminated when, and settlement for the Project Facilities shall take place within thirty (30) days after, all Bonds of the Seller issued and for which the purchase payments due under the Installment Sale Agreement shall be pledged as security, and all remaining obligations to Seller and to the Trustee shall have been paid or provisions for such payment shall have been duly made.

        IN WITNESS WHEREOF, the Seller and the Buyer have caused this Memorandum of Installment Sale Agreement to be duly executed under seal as of the 15th day of May, 1992.

[SEAL]                                  PHILADELPHIA AUTHORITY FOR
                                        INDUSTRIAL DEVELOPMENT

                                        By /s/ [ unreadable copy ]
                                          ----------------------------------
                                                  Chair

                                        Attest: /s/ [ unreadable copy ]
                                              ------------------------------
                                                  Secretary

(SEAL]                                  REFRIGERATED ENTERPRISES, INC.

                                        By /s/ [ unreadable copy ]
                                          ----------------------------------
                                                  (Vice) President

                                        Attest: /s/ [ unreadable copy ]
                                              ------------------------------
                                                  (Assistant) Secretary



ATTEST:                                 HOLT HAULING AND WAREHOUSING
                                          SYSTEM, INC.



/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------
John Evans, Secretary                     Bernard Gelman,
                                          Vice President


ATTEST:                                 B.H. SOBELMAN & CO., INC.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------


ATTEST:                                 REFRIGERATED DISTRIBUTION
                                          CENTER, INC.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------
John Evans, Secretary                     Bernard Gelman,
                                          Vice President



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ATTEST:                                 OREGON AVENUE ENTERPRISES,
                                          INCORPORATED

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------
John Evans, Secretary                     Bernard Gelman,
                                          Vice President

ATTEST:                                 HOLT CARGO SYSTEMS, INC.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------
John Evans, Secretary                     Bernard Gelman,
                                          Vice President


ATTEST:                                 CRT, INC.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------
John Evans, Secretary                     Bernard Gelman,
                                          Vice President


ATTEST:                                 THE RIVERFRONT DEVELOPMENT CORP.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------


ATTEST:                                 TRIPLE SEVEN ICE, INC.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------


ATTEST:                                 PATTISON AVENUE WAREHOUSING CORP.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------


ATTEST:                                 777 PATTISON AVE., INC.

/s/ John Evans                          By /s/ Bernard Gelman
-----------------------------------       ----------------------------------


Exhibit "A" - Real Estate Description



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                                  Exhibit "A"

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected.

SITUATE in the 39th Ward of the City of Philadelphia, described according to a Survey and Plan of Property made for U.S. Cold Storage of Philadelphia by Lewis
C. Jones, Surveyor and Regulator of the 2nd District dated August 12, 1965 to wit:

BEGINING at a point of intersection formed by the Northerly side of Pattison Avenue (120 feet wide) and the Westerly side of 7th Street (108 feet wide); thence extending Westwardly along the said Northerly side of Pattison Avenue crossing railroad track and crossing a 17 feet wide railroad right of way and crossing a 15 feet wide easement for electric, gas and telephone purposes the distance of 562.600 feet to a point on the Easterly side of Darien Street (84 feet wide) (also being the Westerly side of aforesaid 15 feet wide easement); thence Northwardly along the said Easterly side of Darien Street and along the Westerly side of said 15 feet wide easement 793.888 feet to a point; thence Eastwardly on a line parallel with said Pattison Avenue recrossing said 15 feet wide easement, and said 17 feet wide railroad right of way 562.600 feet to a point on the said Westerly side of 7th Street; thence Southwardly along the said Westerly side of 7th Street 793.888 feet to a point on the said
Northerly side of Pattison Avenue, being the first mentioned point and place of beginning.

BEING the same premises which Pennsylvania Warehousing and Safe Deposit Company, A Pennsylvania Corporation by Deed dated 2/12/1988 and recorded 3/1/1988 in the County of Philadelphia in Deed Book FHS 1008 page 162, conveyed unto 777 Pattison Avenue Inc., A Pa. Corporation, in fee.

UNDER AND SUBJECT to certain Restrictions, Reservations and Covenants as of record.